Business combination (Tables)	12 Months Ended
Dec. 31, 2022
Statement [Line Items]
Summary of fair value of assets acquired and liabilities assumed as of acquisition
Fair values of assets acquired and liabilities assumed as of acquisition date are as follows:

	Amount (*1)
Assets:
Cash and due from banks at amortized cost	~~W~~	79,723
Securities at fair value through profit or loss		5,977
Securities at fair value through other comprehensive income		24,805
Loans at amortized cost (*2)		98
Property and equipment		1,938
Intangible assets		4,425
Other assets		36,980

		153,946

Liabilities:
Liabilities under insurance contracts (*3)		71,406
Other liabilities		26,824

		98,230

Fair value of the identifiable net assets	~~W~~	55,716

(*1)
The accounting for the acquisition of Shinhan EZ General Insurance, Ltd. was determined using the identifiable assets and liabilities recognized by Shinhan EZ General Insurance, Ltd. at the time of business combination.

(*2)
During the business combination, the Group acquired receivables that were fair value of
~~W~~
98 million, and the total contract amount was
~~W~~
98 million. There is no contractual cash flow that is not expected to be recovered from the receivables.

(*3)
VOBA (Value Of Business Acquired) measured separately was adjusted by applying the direct method based on the actuarial appraisal value model to the carrying amount of the acquired company’s insurance contract liabilities.

Summary of gain from bargain purchase recognized as a result of business combination
Gain from bargain purchase recognized as a result of business combination is as follows:

	Amount
Transfer cost (*)	~~W~~	43,367
Fair value of the identifiable net assets		55,716

Gain from bargain purchase	~~W~~	(12,349)

(*)	Includes the 5.46% shares Shinhan Life Insurance Co., Ltd. held.

Summary of net cash outflows due to business combination

	Amount
Consideration paid in cash	~~W~~	41,000
Cash and cash equivalent acquired		13,869

Net cash outflows	~~W~~	27,131